              --------------------------------------------------
                                 SMITH BARNEY
                         ARIZONA MUNICIPALS FUND INC.
              --------------------------------------------------

               CLASSIC SERIES  |  ANNUAL REPORT  |  MAY 31, 2002



                               [LOGO] Smith Barney
                                      Mutual Funds

                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Dear Shareholder,


We are pleased to provide the annual report for the Smith Barney Arizona Municipals Fund Inc. ("Fund") for the year ended May 31, 2002. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.


                                    [PHOTO]


HEATH B. MCLENDON
Chairman

                                    [PHOTO]


JOSEPH P. DEANE
Vice President and Investment Officer



Performance Update
For the year ended May 31, 2002, the Fund's Class A shares, without sales charges, returned 5.40%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 6.50% for the same period. Past performance is not indicative of future results. Income dividends for the 12-month period amounted to an aggregated total of $0.49 per Class A share.

Investment Strategy
The Fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital./2/

The Fund invests at least 80% of its assets in Arizona municipal securities, or other investments with similar economic characteristics. The income from which is exempt from regular federal income taxes and Arizona personal income taxes. Arizona municipal securities include securities issued by the State of Arizona and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from regular federal income taxes and Arizona personal income taxes.

The Fund invests primarily in intermediate-term and long-term investment-grade/3/ municipal securities, which have remaining maturities at the time of purchase from three to more than twenty years. Investment-grade securities are

--------
1The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2Please note a portion of the income from the Fund is subject to the
 Alternative Minimum Tax ("AMT").
3Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical ratings organization, or are determined by the manager to be of equivalent quality.


1 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to Shareholders rated in any of the four highest long-term rating categories, or if unrated, of comparable quality. The Fund may invest up to 20% of its assets in securities rated below investment-grade or unrated securities of equivalent quality.

Market Overview
Since December of 2001, the U.S. Federal Reserve Board ("Fed") has held the short-term federal funds rate ("fed funds rate")/4/ near 40 year lows, citing the uncertain strength in final demand at its last meeting as a reason to hold steady. In our opinion, the U.S. economic rebound remains soft; this point is reflected in weak corporate earnings which, in turn, are also reflective of what we perceive as a very conservative approach to corporate reporting attributable to recent concerns about the integrity of corporate accounting practices (e.g., financial reporting). We believe this conservative approach could be maintained through the third quarter of this year and could act as a drag on the U.S. economy given the anticipated negative impact of these issues on the stock market. Given these considerations, we feel the fixed-income environment has been constructive for bonds, particularly those in the tax-exempt municipals arena.

Arizona State Highlights
In our view the State's economy is expected to gradually recover, but it may take some time as the State has a significant budget shortfall that we feel must be addressed (see below). Governor Jane Dee Hull is in the process of preparing a budget for fiscal year 2003, according to published reports from the Governor's office, that the State says will likely require some additional adjustments to the current budget (for fiscal year 2002).

Reports from the Governor's office state the Governor continues to observe Arizona's economy and its General Fund revenue collections "with concern," noting:

   . December corporate collections were down $85 million from last year;
   . Corporate income taxes were off $140 million for the first six months of this year, compared to last year; and
   . For corporate income taxes overall, the state is $60 million short of its preliminary estimate.

--------
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


2 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to Shareholders

The Governor's office states that the revenue numbers suggest that this session is not the time to initiate new spending programs. Rather, the State's major focus will be to pass the state budget. At the time of this writing, current reports suggested the Governor does not plan on raising taxes.

Portfolio Overview
Yields on municipal bond issues have generally continued to remain very high as a percentage of yields on U.S. Treasuries of comparable maturities; municipal securities' yields are particularly high comparable to the after-tax yield on taxable fixed-income securities. (Yields and prices are subject to change.) As of May 31, 2002, the Fund held fixed-income securities largely in the following categories: general obligations (20.1%), hospital (13.4%), housing: multi-family (13.4%), water and sewer (9.3%) and utilities (8.4%).

Market Outlook
The existence of the State of Arizona's large budget deficit could raise the costs of many of those state programs financed through bonds. However, given the current state of the U.S. and Arizona economies, the current municipal bond market climate and our forecasts, we anticipate that demand for Arizona municipal bonds will be relatively firm over the coming months. Our current goal is to continue to observe how the State addresses lower projected revenues and how efficiently it will succeed in adjusting its fiscal policy to address any differences in revenues.

From a national perspective, we believe that economic growth will likely remain tepid through the third quarter before it markedly improves, which we think could ensue when stronger positive corporate cash flows become apparent. We also expect inflation to remain subdued. Given these considerations, we think the Fed will stay the course by refraining from raising short-term rates in the near term until evidence suggests the national economy is on a path toward a more solid recovery.

We believe that long-term interest rates will likely continue to hover at their recent levels or potentially lower over the next several months. However, if the U.S. economy gradually picks up steam by year-end, we anticipate that long-term rates may back up over the next year. (Note: The direction of bond prices typically moves inversely to that of interest rates.) In terms of our general investment strategy for municipal bond portfolios, our strategy under the present conditions is to adopt a more conservative approach by shortening the length of maturities in the portfolios to an extent in the portfolios we manage.


3 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to Shareholders

We appreciate your entrusting us to manage your money by investing in the Smith Barney Arizona Municipals Fund Inc. We look forward to helping you pursue your financial goals by diligently addressing your investment-management needs in the future through our services.

Sincerely,

    /s/ Heath B. McLendon          /s/ Joseph P. Deane


    Heath B. McLendon              Joseph P. Deane
    Chairman                       Vice President and
                                   Investment Officer
    June 28, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2002 and is subject to change.



4 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain  Return of     Total
Year Ended  of Year  of Year Dividends Distributions  Capital   Returns/(1)+/
-----------------------------------------------------------------------------
 5/31/02    $10.00   $10.04    $0.49       $0.00       $0.00          5.40%
-----------------------------------------------------------------------------
 5/31/01      9.54    10.00     0.48        0.00        0.00         10.03
-----------------------------------------------------------------------------
 5/31/00     10.31     9.54     0.48        0.02        0.00         (2.64)
-----------------------------------------------------------------------------
 5/31/99     10.54    10.31     0.49        0.13        0.00          3.79
-----------------------------------------------------------------------------
 5/31/98     10.21    10.54     0.52        0.05        0.00          9.00
-----------------------------------------------------------------------------
 5/31/97      9.95    10.21     0.53        0.00        0.00          8.06
-----------------------------------------------------------------------------
 5/31/96     10.09     9.95     0.52        0.00        0.00          3.82
-----------------------------------------------------------------------------
 5/31/95      9.82    10.09     0.54        0.06        0.00          9.38
-----------------------------------------------------------------------------
 5/31/94     10.40     9.82     0.53        0.21        0.00          1.33
-----------------------------------------------------------------------------
 5/31/93      9.84    10.40     0.57        0.08        0.02         12.92
-----------------------------------------------------------------------------
 Total                         $5.15       $0.55       $0.02
-----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain  Return of     Total
Year Ended            of Year  of Year Dividends Distributions  Capital   Returns/(1)+/
---------------------------------------------------------------------------------------
5/31/02               $10.00   $10.05    $0.44       $0.00       $0.00         4.92%
---------------------------------------------------------------------------------------
5/31/01                 9.54    10.00     0.43        0.00        0.00         9.40
---------------------------------------------------------------------------------------
5/31/00                10.30     9.54     0.42        0.02        0.00        (3.11)
---------------------------------------------------------------------------------------
5/31/99                10.54    10.30     0.44        0.13        0.00         3.15
---------------------------------------------------------------------------------------
5/31/98                10.21    10.54     0.47        0.05        0.00         8.46
---------------------------------------------------------------------------------------
5/31/97                 9.95    10.21     0.48        0.00        0.00         7.53
---------------------------------------------------------------------------------------
5/31/96                10.09     9.95     0.47        0.00        0.00         3.30
---------------------------------------------------------------------------------------
5/31/95                 9.82    10.09     0.49        0.06        0.00         8.78
---------------------------------------------------------------------------------------
5/31/94                10.40     9.82     0.49        0.21        0.00         0.84
---------------------------------------------------------------------------------------
Inception* - 5/31/93    9.97    10.40     0.29        0.08        0.01         8.31++
---------------------------------------------------------------------------------------
Total                                    $4.42       $0.55       $0.01
---------------------------------------------------------------------------------------



5 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain  Return of     Total
Year Ended            of Year  of Year Dividends Distributions  Capital   Returns/(1)+/
---------------------------------------------------------------------------------------
5/31/02               $10.00   $10.04    $0.43       $0.00       $0.00        4.78%
---------------------------------------------------------------------------------------
5/31/01                 9.53    10.00     0.42        0.00        0.00        9.48
---------------------------------------------------------------------------------------
5/31/00                10.30     9.53     0.42        0.02        0.00       (3.24)
---------------------------------------------------------------------------------------
5/31/99                10.53    10.30     0.43        0.13        0.00        3.21
---------------------------------------------------------------------------------------
5/31/98                10.21    10.53     0.47        0.05        0.00        8.30
---------------------------------------------------------------------------------------
5/31/97                 9.95    10.21     0.47        0.00        0.00        7.49
---------------------------------------------------------------------------------------
5/31/96                10.09     9.95     0.47        0.00        0.00        3.26
---------------------------------------------------------------------------------------
Inception* - 5/31/95    9.28    10.09     0.23        0.06        0.00       12.10++
---------------------------------------------------------------------------------------
Total                                    $3.34       $0.26       $0.00
---------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                           Without Sales Charges/(1)/
                           -------------------------
                           Class A  Class B  Class L
-----------------------------------------------------
Year Ended 5/31/02          5.40%    4.92%    4.78%
-----------------------------------------------------
Five Years Ended 5/31/02    5.02     4.47     4.41
-----------------------------------------------------
Ten Years Ended 5/31/02     6.02      N/A      N/A
-----------------------------------------------------
Inception* through 5/31/02  6.66     5.32     5.98
-----------------------------------------------------

                           With Sales Charges/(2)/
                           ----------------------
                           Class A Class B Class L
--------------------------------------------------
Year Ended 5/31/02          1.15%   0.42%   2.75%
--------------------------------------------------
Five Years Ended 5/31/02    4.16    4.30    4.20
--------------------------------------------------
Ten Years Ended 5/31/02     5.58     N/A     N/A
--------------------------------------------------
Inception* through 5/31/02  6.37    5.32    5.84
--------------------------------------------------


6 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to Shareholders

 CUMULATIVE TOTAL RETURNS+


                                     Without Sales Charges/(1)/
---------------------------------------------------------------
Class A (5/31/92 through 5/31/02)                  79.34%
---------------------------------------------------------------
Class B (Inception* through 5/31/02)               64.20
---------------------------------------------------------------
Class L (Inception* through 5/31/02)               54.36
---------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.


7 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                Growth of $10,000 Invested in Class A Shares of
                 Smith Barney Arizona Municipals Fund Inc. vs.
                   Lehman Brothers Municipal Bond Index and
                 Lipper Arizona Municipal Debt Funds Average+

--------------------------------------------------------------------------------
                             May 1992 -- May 2002

                                    [CHART]




         Smith Barney Arizona     Lehman Brothers       Lipper Arizona Municipal
          Municipals Fund Inc.  Municipal Bond Index      Debt Funds Average
              ---------             ----------               ----------
5/92          $ 9,600                $10,000                  $10,000
5/93           10,840                 11,196                   11,254
5/94           10,984                 11,473                   11,434
5/95           12,014                 12,519                   12,464
5/96           12,473                 13,091                   12,904
5/97           13,478                 14,175                   13,908
5/98           14,691                 15,505                   15,122
5/99           15,249                 16,231                   15,671
5/00           14,846                 16,221                   15,208
5/01           16,334                 18,191                   16,767
5/02           17,217                 19,373                   17,737


+Hypothetical illustration of $10,000 invested in Class A shares on May 31, 1992, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2002. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Arizona Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (40 funds as of May 31, 2002). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


8 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)


                              INDUSTRY BREAKDOWN*


                                    [CHART]
Housing: Multi-Family     13.4%
Housing: Single-Family     1.7%
Industrial Development     5.3%
Hospital                  13.4%
Life Care Systems          1.6%
Escrowed to Maturity       1.7%
Miscellaneous             11.3%
Pre-Refunded               4.3%
Pollution Control          4.9%
Utilities                  8.4%
General Obligation        20.1%
Transportation             4.6%
Water and Sewer            9.3%


                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*


                                 Standard &   Percentage of
                  Moody's and/or   Poor's   Total Investments
                  -------------------------------------------
                    Aaa             AAA            50.4%
                    Aa              AA             19.5
                     A               A             10.3
                    Baa             BBB             8.6
                    Ba              BB              1.8
                     B               B              1.4
                    NR              NR              8.0
                                                  -----
                                                  100.0%
                                                  =====

--------
*As a percentage of total investments. All information is as of May 31, 2002.
 Please note that Fund holdings are subject to change.


9 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                               MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                              SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------------
Escrowed to Maturity -- 1.7%
$  250,000 AAA       Arizona State Municipal Financing Program, COP, Series 20,
                      BIG-Insured, (Escrowed to maturity with U.S. government
                      securities), 7.625% due 8/1/06                                     $    284,795
   500,000 AAA       Maricopa County IDA, Hospital Revenue, Samaritan Health Services,
                      Series A, MBIA-Insured, (Escrowed to maturity with U.S.
                      government securities), 7.000% due 12/1/16                              615,510
----------------------------------------------------------------------------------------------------
                                                                                              900,305
----------------------------------------------------------------------------------------------------
General Obligation -- 20.1%
                     Maricopa County GO:
                       Elementary School District No. 8, Osborne Elementary
                        School District:
 1,000,000 A1*           7.500% due 7/1/09                                                  1,219,910
   210,000 AAA           Series A, FGIC-Insured, 5.875% due 7/1/14                            224,236
   650,000 AAA         Elementary School District No. 14, (Creighton School
                        Improvement Project 1990), Series C, FGIC-Insured, (Partially
                        escrowed to maturity with U.S. government securities),
                        6.500% due 7/1/08                                                     749,678
 1,000,000 AAA         Elementary School District No. 40, (Glendale School
                        Improvement), AMBAC-Insured, 6.300% due 7/1/11                      1,096,900
 1,000,000 AAA         Elementary School District No. 68, (Alhambra Refunding and
                        Improvement Project), AMBAC-Insured, (Partially Pre-
                        Refunded -- Escrowed with U.S. government securities
                        to 7/1/03 Call @ 102), 5.625% due 7/1/13                            1,051,870
   635,000 AAA         School District No. 80, Chandler Unified School District,
                        FGIC-Insured, 5.800% due 7/1/12                                       677,608
 1,000,000 AA          Unified High School District No. 210, (Phoenix Project of 1995),
                        Series B, (Partially Pre-Refunded -- Escrowed with U.S.
                        government securities to 7/1/06 Call @ 101),
                        5.375% due 7/1/13 (b)                                               1,098,030
 1,400,000 AA+       Phoenix GO, Refunding, Series A, 6.250% due 7/1/17                     1,645,742
   400,000 A+        Phoenix Special Assignment, Central Avenue Improvement District,
                      7.000% due 1/1/06                                                       401,264
 1,000,000 AAA       Pima County GO, Unified School District No. 1, Tucson,
                      FGIC-Insured, 7.500% due 7/1/10                                       1,233,170
   500,000 AAA       Pinal County GO, Unified School District No. 43, Apache Junction,
                      Series A, FGIC-Insured, 5.850% due 7/1/15                               558,045
   500,000 A         Scottsdale Mountain Communication Facilities District, GO,
                      District No. 3, Series A, 6.200% due 7/1/17                             534,065
   285,000 AAA       Tempe Union High School District No. 213, GO, FGIC-Insured,
                      6.000% due 7/1/10                                                       305,919
----------------------------------------------------------------------------------------------------
                                                                                           10,796,437
----------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     10 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                 MAY 31, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
Hospital -- 13.4%
$1,500,000 A3*       Arizona Health Facilities Authority, Hospital Systems Revenue,
                      Phoenix Children's Hospital, Series A, 6.125% due 11/15/22         1,540,920
                                                                                       $
                     Maricopa County Hospital Revenue, Sun Health Corp.:
 1,500,000 Baa1*       5.900% due 4/1/09                                                 1,563,030
 1,000,000 Baa1*       6.125% due 4/1/18                                                 1,001,270
 3,000,000 AAA       Mesa IDA, Discovery Health Systems, Series A, MBIA-Insured,
                      5.625% due 1/1/29                                                  3,097,620
-------------------------------------------------------------------------------------------------
                                                                                         7,202,840
-------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 13.4%
                     Maricopa County IDA, MFH Revenue:
   500,000 AAA         Metro Gardens -- Mesa Ridge Project, Series A, MBIA-Insured,
                        5.650% due 7/1/19                                                  514,265
 1,765,000 AAA         Mortgage Loan, Series A, FHA-Insured, 5.900% due 7/1/24           1,788,810
 2,125,000 NR          Stanford Court Apartments, Series B, 6.250% due 7/1/18            2,078,569
                     Phoenix IDA:
                       MFH Revenue:
                        Ventana Palms Apartments Project, Series A, MBIA-Insured:
   150,000 Aaa*          6.100% due 10/1/19                                                157,822
   950,000 Aaa*          6.150% due 10/1/29                                                998,726
 1,000,000 AA           Woodstone & Silver Springs, Radian-Insured,
                         6.250% due 4/1/23                                               1,024,240
   650,000 AAA         Mortgage Revenue, (Chris Ridge Village Project), FHA-Insured,
                        6.750% due 11/1/12                                                 660,966
-------------------------------------------------------------------------------------------------
                                                                                         7,223,398
-------------------------------------------------------------------------------------------------
Housing: Single Family -- 1.7%
   210,000 AAA       Phoenix IDA, Single-Family Mortgage Revenue, GNMA/FNMA/
                      FHLMC-Collateralized, 6.300% due 12/1/12 (c)                         219,859
                     Pima County IDA, Single-Family Mortgage Revenue:
   540,000 AAA         GNMA-Collateralized, 6.750% due 11/1/27 (c)                         559,375
   155,000 AAA         Series A, GNMA/FNMA/FHLMC-Collateralized,
                        6.250% due 11/1/30 (c)                                             159,622
-------------------------------------------------------------------------------------------------
                                                                                           938,856
-------------------------------------------------------------------------------------------------
Industrial Development -- 5.3%
   750,000 NR        Navajo County IDA, IDR, (Stone Container Corp. Project),
                      7.400% due 4/1/26 (c)                                                743,258
                     Pima County IDA, Industrial Revenue Refunding:
   560,000 AAA         FSA-Insured, 7.250% due 7/15/10                                     579,163
 1,000,000 Ba3*        Tucson Electric Power Co. Project, Series B, 6.000% due 9/1/29      947,390
                     Tempe IDA, IDR, Friendship Village Refunding, Series A:
   350,000 NR          6.200% due 12/1/03                                                  350,486
   250,000 NR          6.250% due 12/1/04                                                  250,283
-------------------------------------------------------------------------------------------------
                                                                                         2,870,580
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



     11 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                 MAY 31, 2002


   FACE
  AMOUNT    RATING(a)                            SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Life Care Systems -- 1.6%
$   980,000 NR        Flagstaff IDA, Living Community Revenue, (Northern Community
                       Project), 6.200% due 9/1/28                                    $    884,126
--------------------------------------------------------------------------------------------------
Miscellaneous -- 11.3%
    520,000 AAA       Arizona State COP, Series B, AMBAC-Insured, 6.250% due 9/1/10        535,293
    750,000 Aa1*      Arizona Student Loan Revenue Acquisition Authority, Series B,
                       Guaranteed Student Loan, 6.600% due 5/1/10 (c)                      790,073
    500,000 AAA       Casa Grande Excise Tax Revenue, FGIC-Insured,
                       6.200% due 4/1/15                                                   537,485
  2,350,000 AA+       Phoenix Civic Improvement Corp., Excise Tax Revenue,
                       5.375% due 7/1/29                                                 2,379,821
                      Sierra Vista Municipal Property Corp., AMBAC-Insured:
    355,000 AAA         6.000% due 1/1/11                                                  382,069
    500,000 AAA         6.150% due 1/1/15                                                  537,650
    890,000 AAA       Tucson Local Development Finance Corp., Lease Revenue,
                       FGIC-Insured, 6.250% due 7/1/12                                     910,327
--------------------------------------------------------------------------------------------------
                                                                                         6,072,718
--------------------------------------------------------------------------------------------------
Pollution Control -- 4.9%
                      Coconino County Pollution Control Corp. Revenue Refunding:
  1,000,000 A-          Arizona Public Service Co., Series A, 5.875% due 8/15/28         1,003,210
  1,000,000 B-          Nevada Power Co. Project, 6.375% due 10/1/36 (c)                   758,960
    850,000 A-        Navajo County PCR, Arizona Public Service Co., Series A,
                       5.875% due 8/15/28                                                  853,961
--------------------------------------------------------------------------------------------------
                                                                                         2,616,131
--------------------------------------------------------------------------------------------------
Pre-Refunded -- 4.3%
    390,000 AAA       Maricopa County School District No. 008, FGIC-Insured,
                       (Pre-Refunded -- Escrowed with U.S. government securities to
                       7/1/06 Call @ 101), 5.875% due 7/1/14                               435,603
    715,000 AAA       Tempe Union High School District No. 213, GO, FGIC-Insured,
                       (Pre-Refunded -- Escrowed with state and local government
                       securities to 7/1/04 Call @ 101), 6.000% due 7/1/10                 775,954
  1,000,000 AA        Tucson COP, (Pre-Refunded -- Escrowed with state and local
                       government securities to 7/1/04 Call @ 100), 6.375% due 7/1/09    1,083,250
--------------------------------------------------------------------------------------------------
                                                                                         2,294,807
--------------------------------------------------------------------------------------------------
Transportation -- 4.6%
                      Phoenix Civic Improvement Corp., Airport Revenue:
  1,000,000 AAA         FGIC-Insured, 5.375% due 7/1/29 (c)                                996,420
  1,500,000 AAA         Series A, FSA-Insured, 5.000% due 7/1/25                         1,479,735
--------------------------------------------------------------------------------------------------
                                                                                         2,476,155
--------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



     12 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                 MAY 31, 2002


   FACE
  AMOUNT    RATING(a)                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Utilities -- 8.4%
$ 2,500,000 AA        Agricultural Improvement and Power District, Electric Systems
                       Revenue, (Salt River Project), Series A, 5.000% due 1/1/23     $ 2,465,150
  1,000,000 BBB       Mohave County IDA, IDR, (Citizens Utility Project), Series B,
                       7.050% due 8/1/20                                                1,003,520
    250,000 BBB-      Prescott Valley Improvement District, Special Assessment, Sewer
                       Collection System, Roadway Repair, 7.900% due 1/1/12               261,040
  1,000,000 BBB       Yavapai County IDA, IDR, (Citizens Utilities Co. Project),
                       5.450% due 6/1/33 (c)                                              795,200
-------------------------------------------------------------------------------------------------
                                                                                        4,524,910
-------------------------------------------------------------------------------------------------
Water and Sewer -- 9.3%
  1,000,000 Aaa*      Arizona Water Infrastructure Finance Authority, Series A,
                       5.000% due 10/1/19                                               1,010,330
  1,000,000 AAA       Chandler Water & Sewer Revenue Refunding, FGIC-Insured,
                       6.250% due 7/1/13                                                1,022,840
                      Phoenix Civic Improvement Corp., Wastewater System Revenue,
                       FGIC-Insured:
  1,000,000 AAA          5.000% due 7/1/24                                                984,200
  2,000,000 AAA          5.000% due 7/1/26                                              1,966,920
-------------------------------------------------------------------------------------------------
                                                                                        4,984,290
-------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $52,296,525**)                                         $53,785,553
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 14 and 15 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.



     13 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB    --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B     --Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


     14 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 SHORT-TERM SECURITY RATINGS (UNAUDITED)


SP-1 -- Standard & Poor's highest rating indicating very strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance
CHFCLI  -- California Health Facility Construction Loan Insurance
CONNIE
  LEE   -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters Company
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MFH     -- Multi-Family Housing
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSF     -- Permanent School Fund
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand


     15 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                   MAY 31, 2002



ASSETS:
  Investments, at value (Cost -- $52,296,525)                        $53,785,553
  Receivable for securities sold                                         483,600
  Receivable for Fund shares sold                                         81,566
  Interest receivable                                                  1,014,823
--------------------------------------------------------------------------------
  Total Assets                                                        55,365,542
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                        523,444
  Dividends payable                                                      108,488
  Investment advisory fee payable                                         13,932
  Administration fee payable                                               9,288
  Distribution fees payable                                                5,730
  Payable for Fund shares purchased                                        2,999
  Accrued expenses                                                        40,998
--------------------------------------------------------------------------------
  Total Liabilities                                                      704,879
--------------------------------------------------------------------------------
Total Net Assets                                                     $54,660,663
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $     5,441
  Capital paid in excess of par value                                 54,557,641
  Undistributed net investment income                                     65,201
  Accumulated net realized loss from security transactions            (1,456,648)
  Net unrealized appreciation of investments                           1,489,028
--------------------------------------------------------------------------------
Total Net Assets                                                     $54,660,663
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              4,163,743
--------------------------------------------------------------------------------

  Class B                                                                969,800
--------------------------------------------------------------------------------

  Class L                                                                307,818
--------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                          $10.04
--------------------------------------------------------------------------------

  Class B *                                                               $10.05
--------------------------------------------------------------------------------

  Class L **                                                              $10.04
--------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)       $10.46
--------------------------------------------------------------------------------

  Class L (net asset value plus 1.01% of net asset value per share)       $10.14
--------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


     16 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED MAY 31, 2002



      INVESTMENT INCOME:
        Interest                                               $3,007,834
      -------------------------------------------------------------------
      EXPENSES:
        Investment advisory fee (Note 4)                          158,627
        Distribution fees (Note 4)                                144,726
        Administration fee (Note 4)                               105,751
        Audit and legal                                            46,299
        Shareholder and system servicing fees                      31,405
        Shareholder communications                                 27,239
        Directors' fees                                            12,579
        Registration fees                                           8,049
        Pricing service fees                                        6,873
        Custody                                                     3,173
        Other                                                       3,883
      -------------------------------------------------------------------
        Total Expenses                                            548,604
      -------------------------------------------------------------------
      Net Investment Income                                     2,459,230
      -------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
        Realized Gain From Security Transactions
        (excluding short-term investments):
         Proceeds from sales                                    5,521,593
         Cost of securities sold                                5,490,030
      -------------------------------------------------------------------
        Net Realized Gain                                          31,563
      -------------------------------------------------------------------
        Change in Net Unrealized Appreciation of Investments:
         Beginning of year                                      1,306,811
         End of year                                            1,489,028
      -------------------------------------------------------------------
        Increase in Net Unrealized Appreciation                   182,217
      -------------------------------------------------------------------
      Net Gain on Investments                                     213,780
      -------------------------------------------------------------------
      Increase in Net Assets From Operations                   $2,673,010
      -------------------------------------------------------------------


                      See Notes to Financial Statements.


     17 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE YEARS ENDED MAY 31,



                                                                      2002          2001
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  2,459,230  $  2,464,761
  Net realized gain (loss)                                              31,563      (173,230)
  Increase in net unrealized appreciation                              182,217     2,603,665
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             2,673,010     4,895,196
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                             (2,503,536)   (2,380,514)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                    (2,503,536)   (2,380,514)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                  11,738,132     7,680,236
  Net asset value of shares issued for reinvestment of dividends     1,260,128     1,222,260
  Cost of shares reacquired                                         (9,193,834)  (14,102,790)
--------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                           3,804,426    (5,200,294)
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    3,973,900    (2,685,612)
NET ASSETS:
  Beginning of year                                                 50,686,763    53,372,375
--------------------------------------------------------------------------------------------
  End of year*                                                     $54,660,663   $50,686,763
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $65,201      $109,507
--------------------------------------------------------------------------------------------




                      See Notes to Financial Statements.


     18 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal year beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement June 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended May 31, 2002, the cumulative effect of this change was immaterial.


     19 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

Smith Barney Fund Management LLC (''SBFM''), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended May 31, 2002, the Fund paid transfer agent fees of $12,030 to TB&T.


     20 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended May 31, 2002, SSB received sales charges of approximately $57,000 and $10,000 on sales of the Fund's Class A and L shares. In addition, for the year ended May 31, 2002, CDSCs paid to SSB for Class B shares were approximately $6,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the year ended May 31, 2002, total Distribution Plan fees incurred were:

                       Class A Class B Class L
----------------------------------------------
Distribution Plan Fees $60,021 $68,008 $16,697
----------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


     21 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

5. Investments

During the year ended May 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                             ---------------------
                             Purchases $10,247,008
                             ---------------------
                             Sales       5,521,593
                             ---------------------

At May 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                   -----------------------------------------
                   Gross unrealized appreciation $2,165,047
                   Gross unrealized depreciation   (676,019)
                   -----------------------------------------
                   Net unrealized appreciation   $1,489,028
                   -----------------------------------------

6. Capital Loss Carryforward

At May 31, 2002, the Fund had, for Federal income tax purposes, approximately $1,457,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on May 31, of the year indicated:

                                       2008      2009     2010
                ------------------------------------------------
                Carryforward Amounts $363,000 $1,033,000 $61,000
                ------------------------------------------------

7. Capital Shares

At May 31, 2002, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.


     22 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

Transactions in shares of each class were as follows:

                                      Year Ended             Year Ended
                                     May 31, 2002           May 31, 2001
                                ---------------------  ---------------------
                                 Shares      Amount      Shares     Amount
  ---------------------------------------------------------------------------
  Class A
  Shares sold                    808,393  $ 8,187,024   559,399  $ 5,590,102
  Shares issued on reinvestment   94,812      957,277    90,839      901,700
  Shares reacquired             (424,844)  (4,283,687) (793,908)  (7,870,218)
  ---------------------------------------------------------------------------
  Net Increase (Decrease)        478,361  $ 4,860,614  (143,670) $(1,378,416)
  ---------------------------------------------------------------------------
  Class B
  Shares sold                    210,807  $ 2,132,554   115,094  $ 1,144,816
  Shares issued on reinvestment   21,913      221,339    28,760      285,330
  Shares reacquired             (461,252)  (4,667,054) (608,365)  (6,057,238)
  ---------------------------------------------------------------------------
  Net Decrease                  (228,532) $(2,313,161) (464,511) $(4,627,092)
  ---------------------------------------------------------------------------
  Class L
  Shares sold                    140,142  $ 1,418,554    94,234  $   945,318
  Shares issued on reinvestment    8,079       81,512     3,545       35,230
  Shares reacquired              (24,107)    (243,093)  (17,829)    (175,334)
  ---------------------------------------------------------------------------
  Net Increase                   124,114  $ 1,256,973    79,950  $   805,214
  ---------------------------------------------------------------------------


     23 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class A Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/     1998
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.00     $9.54    $10.31    $10.54    $10.21
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.48      0.49      0.50      0.49      0.50
  Net realized and unrealized gain (loss)     0.05      0.45     (0.77)    (0.10)     0.40
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.53      0.94     (0.27)     0.39      0.90
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.49)    (0.48)    (0.48)    (0.49)    (0.52)
  Net realized gains                            --        --     (0.02)    (0.13)    (0.05)
---------------------------------------------------------------------------------------
Total Distributions                          (0.49)    (0.48)    (0.50)    (0.62)    (0.57)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                $10.04    $10.00     $9.54    $10.31    $10.54
---------------------------------------------------------------------------------------
Total Return                                  5.40%    10.03%    (2.64)%    3.79%     9.00%
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $41,824   $36,862   $36,524   $46,279   $46,183
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.91%     0.94%     0.88%     0.88%     0.85%
  Net investment income                       4.80      4.98      5.09      4.64      4.87
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                         11%        6%       16%       41%       42%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


     24 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class B Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/     1998
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.00     $9.54    $10.30    $10.54    $10.21
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.42      0.44      0.45      0.43      0.45
  Net realized and unrealized gain (loss)     0.07      0.45     (0.77)    (0.10)     0.40
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.49      0.89     (0.32)     0.33      0.85
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.44)    (0.43)    (0.42)    (0.44)    (0.47)
  Net realized gains                            --        --     (0.02)    (0.13)    (0.05)
---------------------------------------------------------------------------------------
Total Distributions                          (0.44)    (0.43)    (0.44)    (0.57)    (0.52)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                $10.05    $10.00     $9.54    $10.30    $10.54
---------------------------------------------------------------------------------------
Total Return                                  4.92%     9.40%    (3.11)%    3.15%     8.46%
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $ 9,746   $11,988   $15,860   $19,066   $19,721
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.41%     1.48%     1.41%     1.42%     1.38%
  Net investment income                       4.20      4.44      4.56      4.11      4.35
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                         11%        6%       16%       41%       42%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


     25 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class L Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/  1999/(1)(2)/    1998
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 10.00     $9.53    $10.30       $ 10.53  $10.21
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.42      0.43      0.43          0.42    0.45
  Net realized and unrealized gain (loss)      0.05      0.46     (0.76)        (0.09)   0.39
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.47      0.89     (0.33)         0.33    0.84
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.43)    (0.42)    (0.42)        (0.43)  (0.47)
  Net realized gains                             --        --     (0.02)        (0.13)  (0.05)
---------------------------------------------------------------------------------------------
Total Distributions                           (0.43)    (0.42)    (0.44)        (0.56)  (0.52)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 10.04   $ 10.00     $9.53       $ 10.30  $10.53
---------------------------------------------------------------------------------------------
Total Return                                   4.78%     9.48%    (3.24)%        3.21%   8.30%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $3,091    $1,837      $988        $1,652    $875
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.51%     1.48%     1.56%         1.44%   1.42%
  Net investment income                        4.18      4.44      4.38          4.09    4.30
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          11%        6%       16%           41%     42%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.


     26 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Arizona Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Arizona Municipals Fund Inc. ("Fund") as of May 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG
New York, New York
July 10, 2002


     27 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Smith Barney Arizona Municipals Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request by calling the Fund's sub-transfer agent (PFPC Global Fund Services at 1-800-451-2010).

                                                                         Number of
                                                                        Investment
                                      Term of                            Companies
                                    Office* and        Principal          in Fund        Other
                        Position(s)   Length         Occupation(s)        Complex    Directorships
    Name, Address,       Held with    of Time         During Past       Overseen by     Held by
       and Age             Fund       Served            5 Years          Director      Director
----------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

Herbert Barg             Director      Since    Retired                     16            None
1460 Drayton Lane                      1988
Wynnewood, PA 19096
Age 78

Dwight B. Crane          Director      Since    Professor -- Harvard        23            None
Harvard Business School                1987     Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Burt N. Dorsett          Director      Since    President -- Dorsett        11            None
201 East 62nd Street                   1994     McCabe Capital
Apt. 3C                                         Management Inc.;
New York, NY 10021                              Chief Investment
Age 71                                          Officer -- Leeb Capital
                                                Management, Inc.
                                                1999-Present

Elliot S. Jaffe          Director      Since    Chairman of                 11      Zweig Total
The Dress Barn Inc.                    1994     The Dress Barn Inc.                 Return Fund;
Executive Office                                                                    Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 75

Stephen E. Kaufman       Director      Since    Attorney                    13            None
Stephen E. Kaufman PC                  1988
277 Park Avenue
47th Floor
New York, NY 10172
Age 70

Joseph J. McCann         Director      Since    Retired                     11            None
200 Oak Park Place                     1988
Suite One
Pittsburgh, PA 15243
Age 71


     28 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

                                                                            Number of
                                                                           Investment
                                        Term of                             Companies
                                      Office* and        Principal           in Fund       Other
                        Position(s)     Length         Occupation(s)         Complex   Directorships
    Name, Address,       Held with      of Time         During Past        Overseen by    Held by
       and Age             Fund         Served            5 Years           Director     Director
----------------------------------------------------------------------------------------------------

Cornelius C. Rose, Jr. Director          Since    Chief Executive              11          None
P.O. Box 5388                            1994     Officer --  Performance
West Lebanon                                      Learning Systems
NH 03784
Age 69

INTERESTED DIRECTORS**:

Alfred Bianchetti      Director          Since    Retired                      11          None
19 Circle End Drive                      1988
Ramsey, NJ 07446
Age 79

Heath B. McLendon      Chairman          Since    Managing Director of         74          None
SSB                                      1988     Salomon Smith Barney
125 Broad Street                                  Inc. ("SSB"); President
9th Floor                                         and Director of Smith
New York, NY 10004                                Barney Fund
Age 69                                            Management LLC
                                                  ("SBFM") and
                                                  Travelers Investment
                                                  Adviser, Inc ("TIA");
                                                  Director of The
                                                  Travelers Investment
                                                  Management Company

OFFICERS:

Lewis E. Daidone       Senior Vice       Since    Managing Director of         N/A         N/A
SSB                    President and     1995     SSB; Director and
125 Broad Street       Chief                      Senior Vice President of
11th Floor             Administrative             SBFM and TIA;Chief
New York, NY 10004     Officer                    Financial Officer and
Age 44                                            Treasurer of Smith
                                                  Barney Mutual Funds

Richard L. Peteka      Chief             Since    Director and Head of         N/A         N/A
SSB                    Financial         2002     Internal Control for
125 Broad Street       Officer and                Citigroup Asset
11th Floor             Treasurer                  Management U.S.
New York, NY 10004                                Mutual Fund
Age 40                                            Administration from
                                                  1999-2002; Vice
                                                  President, Head of
                                                  Mutual Fund
                                                  Administration and
                                                  Treasurer at
                                                  Oppenheimer Capital
                                                  from 1996-1999

Kaprel Ozsolak         Controller        Since    Vice President of SSB        N/A         N/A
SSB                                      2002
125 Broad Street
9th Floor
New York, NY 10004
Age 36


     29 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

                                                                          Number of
                                                                         Investment
                                       Term of                            Companies
                                     Office* and        Principal          in Fund       Other
                         Position(s)   Length         Occupation(s)        Complex   Directorships
     Name, Address,       Held with    of Time         During Past       Overseen by    Held by
        and Age             Fund       Served            5 Years          Director     Director
--------------------------------------------------------------------------------------------------

Christina T. Sydor       Secretary      Since    Managing Director of        N/A          N/A
SSB                                     1995     SSB; General Counsel
300 First Stamford Place                         and Secretary of SBFM
Stamford, CT 06902                               and TIA
Age 51

Joseph P. Deane          Vice           Since    Managing Director of        N/A          N/A
SSB                      President      1988     SSB; Investment Officer
333 West 34th Street     and                     of SBFM
New York, NY 10001       Investment
Age 53                   Officer

--------
 * Each director and officer serve until his or her successor has been duly elected and qualified.
** Mr. Bianchetti and Mr. McLendon are directors who are "interested persons" of the fund as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr. McLendon is an officer of SBFM and its affiliates.


     30 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 2002:
   . 100.00% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes, and Arizona State income tax purposes.


     31 Smith Barney Arizona Municipals Fund Inc. | 2002 Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                          ARIZONA MUNICIPALS FUND INC.


             DIRECTORS                INVESTMENT ADVISER
             Herbert Barg             AND ADMINISTRATOR
             Alfred J. Bianchetti     Smith Barney Fund
             Dwight B. Crane            Management LLC
             Burt N. Dorsett
             Elliot S. Jaffe          DISTRIBUTOR
             Stephen E. Kaufman       Salomon Smith Barney Inc.
             Joseph J. McCann
             Heath B. McLendon,       CUSTODIAN
              Chairman                State Street Bank and
             Cornelius C. Rose, Jr.     Trust Company

             OFFICERS                 TRANSFER AGENT
             Heath B. McLendon        Travelers Bank & Trust, fsb.
             President and            125 Broad Street, 11th Floor
             Chief Executive Officer  New York, New York 10004

             Lewis E. Daidone         SUB-TRANSFER AGENT
             Senior Vice President    PFPC Global Fund Services
             and Chief Administrative P.O. Box 9699
             Officer                  Providence, Rhode Island
                                      02940-9699
             Richard L. Peteka
             Chief Financial Officer
             and Treasurer

             Joseph P. Deane
             Vice President and
             Investment Officer

             Kaprel Ozsolak
             Controller

             Christina T. Sydor
             Secretary

  Smith Barney Arizona Municipals Fund Inc.





  This report is submitted for the general information of the shareholders of Smith Barney Arizona Municipals Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY ARIZONA
  MUNICIPALS FUND INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


         SalomonSmithBarney
---------------------------
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 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.
 FD2223 7/02